EXHIBIT 24
                                                                      ----------

                               POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Martin S. Grimnes, individually, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his respective substitutes, may do or cause to be done by virtue hereof.


    Signature                   Title                              Date
    ---------                   -----                              ----

/s/ Martin S. Grimnes           Chairman, Chief Executive       October 1, 1997
----------------------          Officer and Director
Martin S. Grimnes               (Principal Executive Officer)


/s/ David M. Coit               Director                        October 1, 1997
----------------------
David M. Coit


/s/ Max G. Pitcher              Director                        October 1, 1997
----------------------
Max G. Pitcher


/s/ David E. Sharpe             Director                        October 1, 1997
----------------------
David E. Sharpe


/s/ Peter N. Walmsley           Director                        October 1, 1997
----------------------
Peter N. Walmsley


/s/ John P. O'Sullivan          Chief Financial Officer         October 1, 1997
----------------------          and Treasurer (Principal
John P. O'Sullivan              Financial and Accounting
                                Officer)


/s/ William M. Dubay            President, Chief Operating      October 1, 1997
----------------------          Officer and Director
William M. Dubay


/s/ Donald R. Hughes            Director                        October 1, 1997
----------------------
Donald R. Hughes